February 28, 2022

Ticker
Janus Henderson AAA CLO ETF	JAAA
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Janus Detroit Street Trust
Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson AAA CLO ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to the Fund.
Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Detroit Street Trust

FUND SUMMARY

Janus Henderson AAA CLO ETF
Ticker:    JAAA

INVESTMENT OBJECTIVE
Janus Henderson AAA CLO ETF seeks capital preservation and current income by seeking to deliver floating-rate exposure to high quality AAA‑rated collateralized loan obligations (“CLOs”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.26%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.
(2)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of gross expenses included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its net assets (plus any borrowings made for investment purposes) in CLOs of any maturity that are rated AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)) at the time of purchase, or if unrated, determined to be of comparable credit quality by the Adviser. For purposes of the Fund’s investment policies, CLOs are floating- or fixed-rate debt securities issued in different tranches, with varying degrees of risk, by a trust or other special purpose vehicle and backed by an underlying portfolio consisting primarily of below investment grade corporate loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, which may individually be rated below investment grade or the equivalent if unrated. The underlying loans are selected by a CLO’s manager. Under normal market conditions, the Fund will

1½Janus Henderson AAA CLO ETF

seek to maintain a minimum of 80% of its portfolio in AAA‑rated CLOs. After purchase, a CLO may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Fund will consider whether to continue to hold the CLO. The Fund may temporarily deviate from the 80% policy while deploying new capital as the result of cash creation or redemption activity, or during unusual market conditions, or highly unusual market conditions such as a downgrade in the rating of one or more CLOs.
The Fund may invest its remaining assets in other high-quality CLOs with a minimum rating of A‑ at the time of purchase or if unrated, determined to be of comparable credit quality by the Adviser. No CLO, at the time of purchase by the Fund, will have a rating that is below A‑ (or equivalent by an NRSRO). An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.
The Fund will only invest in CLOs with a minimum initial total offering size of $250 million and minimum initial senior AAA tranche size of $100 million.
The Fund will invest primarily in CLOs that are U.S. dollar denominated. However, the Fund may from time to time invest up to 30% of its net assets in CLOs that are denominated in foreign currencies. To the extent the Fund invests in non‑U.S. dollar denominated securities, it will seek to hedge its exposure to foreign currency to U.S. dollars, as described more fully below.
The Fund may purchase CLOs both in the primary and secondary markets.
The Fund will not invest more than 5% of its portfolio in any single CLO, and will not invest more than 15% of its portfolio in CLOs managed by a single CLO manager.
The Fund will limit its investment in fixed-rate CLOs to a maximum of 10% of its net assets.
The Fund may invest in derivatives only to hedge or offset risks associated with the Fund’s existing portfolio of CLOs. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, currencies, or market indices. The Fund’s use of derivatives will be limited to (i) currency forward contracts or futures contracts to hedge any foreign currency exposure back to the U.S. dollar, and (ii) interest rate swaps or interest rate futures to hedge exposure in fixed-rate CLOs to a floating-rate, in accordance with the Fund’s investment objective. Accordingly, the Fund’s use of derivatives associated with currency hedging will be limited by its maximum exposure of up to 30% of its net assets in CLOs that are denominated in foreign currencies. Derivatives will not be used for any other purposes.
The Fund may invest a portion of its assets in cash or other short-term instruments, such as money market instruments or money market funds, while deploying new capital, for liquidity management purposes, managing redemptions, or for defensive purposes, including navigating unusual market conditions.
The Fund is “actively-managed” and does not seek to replicate the composition or performance of any particular index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective. The portfolio managers apply a “bottom up” approach to selecting investments to purchase and sell. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.
CLO Risk.  The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in AAA‑rated tranches; however, this rating does not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific

2½Janus Henderson AAA CLO ETF

CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default of the underlying asset, among others.
Debt Securities Risk.  Variable‑and floating-rate debt obligations (including CLOs and the portfolio of loans underlying the CLOs), as well as fixed-income debt instruments are subject to the following risks.

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Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO.

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Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

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Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the London Interbank Offered Rate (“LIBOR”), may not accurately track market interest rates.

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Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Ratings provided by NRSROs represent their opinions of the claims-paying ability of the entities rated by them. Such ratings are general and are not absolute standards of quality. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.

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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, which in turn could cause in a decline in the Fund’s income.

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Extension Risk. During periods of rising interest rates, certain debt obligations potentially including the portfolio of loans underlying a CLO will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

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Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates.

3½Janus Henderson AAA CLO ETF

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Valuation Risk. Valuation Risk is the risk that one or more of the debt securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tiered structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.

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Privately Issued Securities Risk. CLOs are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share (“NAV”) due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

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Covenant Lite Loans Risk. Certain of the underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

CLO Manager Risk.  CLOs are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

4½Janus Henderson AAA CLO ETF

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Although the Fund will seek to hedge any exposure to foreign currency back to US dollars, there is no guarantee such hedging strategies will be effective or have the desired result.
Geographic Investment Risk.  To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Investment Focus Risk.  Because the Fund invests primarily in CLOs it is susceptible to an increased risk of loss due to adverse occurrences in the CLO market, generally, and in the various markets impacting the portfolios of loans underling these CLOs. The Fund’s CLO investment focus may cause the Fund to perform differently than the overall financial market and the Fund’s performance may be more volatile than if the Fund’s investments were more diversified across financial instruments and or markets.
Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Extended Settlement Risk.  Newly issued CLOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual security, or multiple securities, in the portfolio decreases. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Derivatives Risk.  Derivatives, such as swaps, forwards, and futures involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage and the potential for increased volatility. The Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. While use of derivatives to hedge can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

5½Janus Henderson AAA CLO ETF

Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market price of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid‑ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid‑ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re‑opens. The Fund’s bid‑ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed‑end fund shares at a premium or a discount to NAV and possibly face delisting.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 800‑668‑0434.

6½Janus Henderson AAA CLO ETF

Janus Henderson AAA CLO ETF

Annual Total Returns (calendar year‑end)

Best Quarter:1st Quarter 2021 0.51% Worst Quarter: 4th Quarter 2021 0.20%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	Since Inception 10/16/2020
Janus Henderson AAA CLO ETF
Return Before Taxes	1.35%	1.80%
Return After Taxes on Distributions	0.86%	1.30%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	1.17%
J.P. Morgan CLOIE AAA Total Return Index (reflects no deductions for fees, expenses or taxes)	1.40%	1.95%
After‑tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after‑tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after‑tax return information shown above does not apply to Fund shares held through a tax‑advantaged account, such as a 401(k) plan or an IRA.

MANAGEMENT
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  John Kerschner, CFA, is Co‑Portfolio Manager of the Fund, which he has co‑managed since inception. Nick Childs, CFA, is Co‑Portfolio Manager of the Fund, which he has co‑managed since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Fund’s Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund generally issues Creation Units in exchange for cash or portfolio securities (and an amount of cash), and generally redeems Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.
Shares of the Fund are listed and trade on NYSE Arca, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

7½Janus Henderson AAA CLO ETF

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid‑ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8½Janus Henderson AAA CLO ETF

ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Except as otherwise indicated, the fees and expenses shown were determined based on average net assets as of the Fund’s most recent fiscal year ended October 31, 2021.

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“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

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The “Management Fee” is the rate paid by the Fund to the Adviser for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
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include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°
include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, business development companies and exchange-traded funds) in which a fund invests or has invested during the period. If applicable, or unless otherwise indicated in the Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective. The portfolio managers apply a “bottom up” approach to selecting investments to purchase and sell. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers’ analysis with respect to security selection includes due diligence of CLO managers to discern each manager’s investment process, credit sector analysis, risk appetite and approach to risk management. Additional factors, such as the CLO manager’s tenure and track record in the CLO market, issuance record and secondary market trading frequency, assist in the portfolio managers’ analysis of both quality and liquidity. Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments to take advantage of mispricing in the secondary market or when, in the opinion of the Adviser, the initial investment thesis changes with respect to a particular security or CLO manager, including as the result of changing market conditions. The Fund is designed for investors who seek exposure to an actively managed portfolio consisting primarily of AAA‑rated CLOs.
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non‑fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material, including but not limited to a material change in the Fund’s policy to invest at least 90% of its net assets (plus borrowings for investment purposes) in CLOs of any maturity that are rated AAA (or equivalent by an NRSRO) at the time of purchase, or, if unrated, are determined to be of comparable credit quality by the Adviser. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
On each business day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of NAV per share. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.
Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may

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be utilized to a lesser extent as a complement to the Fund’s principal strategy. Except for the Fund’s policies with respect to investments in illiquid investments and borrowings, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it may not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser to cover borrowings.
Asset-Backed Securities
CLOs are a type of asset-backed security. Payments on asset-backed securities include both interest and a partial payment of principal. The value of investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by the borrower. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Cash Position
The Fund may not always be or stay fully invested. The Fund may invest a portion of its assets in cash, cash equivalents or other short-term instruments, such as affiliated and non‑affiliated money market instruments (or unregistered cash management pooled investment vehicles that operate as money market funds), while deploying new capital, for liquidity management purposes, managing redemptions, or for defensive purposes, including navigating unusual market conditions. Such cash or cash equivalents include U.S. Treasury securities, commercial paper, repurchase agreements and other short-duration fixed-income securities, and/or affiliated or non‑affiliated money market funds. When the Fund’s investments in cash or cash equivalents increase, the Fund may not participate in market advances or declines to the same extent that it would if it remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Collateralized Loan Obligations
A CLO is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage-backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cash flows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine

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tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs are typically floating-rate debt instruments; however, in some cases, certain CLOs may pay a fixed-rate.
For the purposes of implementing the Fund’s investment strategy, CLOs do not include: Collateralized Debt Obligations (“CDOs”), Collateralized Bond Obligations (“CBOs”) Commercial Real Estate CLOs (“CRE CLOs”), collateralized mortgage obligations (“CMOs”), or other forms of asset-backed securities.
Credit Quality
Under normal circumstances, at least 90% of the portfolio will be invested in CLOs rated AAA (or equivalent by a NRSRO), or if unrated, determined to be of comparable credit quality by the Adviser at the time of purchase. No CLO, at the time of purchase by the Fund, will have a rating that is below A‑ (or equivalent by a NRSRO), or if unrated, determined to be of comparable credit quality by the Adviser. After purchase, a CLO may have its rating reduced below the minimum rating required by the Fund for purchases. In such cases, the Fund will consider whether to continue to hold the CLO; however, under normal market conditions, the Fund will seek to maintain at least 80% of its net assets in the AAA rated CLOs.
When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
In unforeseen or unusual circumstances, there may not be sufficient AAA rated CLOs available in the market or that the portfolio managers deem appropriate for investment to permit the Fund to maintain 80% of its net assets in AAA rated CLOs. In such circumstances, the Fund will endeavor to maintain the highest possible percentage of its net assets in the highest quality CLOs available at that time.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”), including affiliated ETFs. ETFs are typically open‑end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Fund’s adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Forward Contracts
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund may only enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities.
Illiquid Investments
The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

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Interest Rate Futures Contracts
Interest rate futures contracts are typically exchange-traded and are typically used to obtain interest rate exposure in order to manage duration and hedge interest rate risk. The Fund may only utilize interest rate futures contracts as a means to “hedge” its exposure to CLOs paying a fixed, rather than floating, interest rate. An interest rate futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a specified security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury interest rate futures contracts are closed out or rolled over prior to their expiration date.
Interest Rate Swap Agreements
The Fund may only utilize interest rate swap agreements as a means to “hedge” its exposure to CLOs paying a fixed, rather than floating, interest rate. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps are centrally cleared and do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
Leverage
The Fund does not intend to use leverage for investment purposes. Leverage occurs when the Fund increases its assets available for investment using when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. In addition, other investment techniques, such as certain derivative transactions, can create a leveraging effect.
Pass Through Securities
Pass-through securities (such as mortgage- and asset-backed securities) are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. In the pass-through structure, principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of the portfolio managers.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non‑affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the

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replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Variable- and Floating-Rate Obligations
The Fund’s CLO investments (and the underlying loan investments of these CLOs) will typically have variable or floating rates of interest which, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of U.S. dollar denominated securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective.

RISKS OF THE FUND
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Affiliated Underlying Fund Risk.  The Adviser may invest in certain affiliated ETFs as investments for the Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by the Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in the Fund. The Adviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Fund’s investment in such ETF, less certain operating expenses.
Brexit Risk.  The risk of investing in British or European issuers may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the

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member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Cash Transaction Risk.  The Fund may require all APs to purchase Creation Units in cash when the portfolio managers believe it is in the best interest of the Fund. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in‑kind basis. To the extent the Fund determines to effect a Creation Unit redemption on a cash basis, it may be less tax‑efficient for the Fund compared to an in‑kind redemption and may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in‑kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, the Fund’s use of cash transactions may result in wider bid‑ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in‑kind basis.
CLO Manager Risk.  CLOs are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
CLO Risk.  The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in AAA‑rated tranches; however, this rating does not constitute a guarantee and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  The Fund is subject to the risks associated with the credit quality of the issuers of debt securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
Many debt securities, including most CLOs, receive credit ratings from NRSROs such as Standard & Poor’s, Fitch, and Moody’s. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an

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agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, the Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of debt rating categories.
Debt Securities Risk.  Variable‑and floating-rate debt obligations (including CLOs and the portfolio of loans underlying the CLOs), as well as fixed-income debt instruments are subject to the following risks.

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Liquidity Risk.  Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO.

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Interest Rate Risk.  As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and required the CLO to reinvest cash at inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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Floating Rate Obligations Risk.  Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as LIBOR, may not accurately track market interest rates.

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Credit Risk.  Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by an NRSRO. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.

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Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income.

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Extension Risk.  During periods of rising interest rates, certain debt obligations potentially including the portfolio of loans underlying a CLO will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

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Income Risk.  The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates.

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Valuation Risk.  Valuation Risk is the risk that one or more of the debt securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tiered structure of certain CLOs may subject them to price volatility and enhanced liquidity requirements and valuation risk in times of market stress.

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Privately Issued Securities Risk.  CLOs are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

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Covenant Lite Loans Risk.  Certain of the underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. Because covenant lite loans contain few or no financial maintenance covenants, they may not include terms that permit the lender of the loan to monitor the borrower’s financial performance and, if certain criteria are breached, declare a default, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. As a result, a CLO could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses, especially during a downturn in the credit cycle.

Derivatives Risks.  Derivatives, such as swaps, forwards and futures, involve similar risks to those as the underlying referenced securities or assets, such as risk related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
Derivatives can be less liquid than other types of investments and because most derivatives are not eligible to be transferred in‑kind, the Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid, relative to an exchange-traded fund that is able to deliver its underlying investments in‑kind to meet redemptions. Derivatives also entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.
The Fund uses derivatives only for currency and interest rate hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will require a fund that qualifies as a “limited derivatives user” (generally, a fund that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks, while a fund that does not so qualify will be required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the fund incurs from its derivatives transactions. This new regulatory framework will also eliminate the asset segregation and coverage framework currently used by the fund to comply with Section 18 of the 1940 Act in connection with derivatives and certain other financing transactions. As the Fund transitions

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into compliance with Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements described in this Prospectus may be impacted. These or further changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Currency Futures Risk.  Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over‑the‑counter market. The use of currency futures contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.

•
Forward Foreign Currency Exchange Contract Risk.  Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time.

•
Interest Rate Futures Risk.  The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of interest rate futures.

•
Interest Rate Swaps Risk.  The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

•
Treasury Futures Contracts Risk.  While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open‑end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Fund’s adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.

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Fixed Income Securities Risk.  Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. However, calculations of maturity and duration may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk and certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities.
Foreign Exposure Risk.  The Fund may invest in foreign debt securities either directly (e.g., in a CLO domiciled in a foreign country and/or denominated in a foreign currency) or indirectly (e.g., the portfolio of loans underlying a CLO are issued to foreign investors and/or in foreign currency) in foreign markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular security. These factors include:

•
Currency Risk.  As long as the Fund holds a foreign security or invests directly in foreign currencies, the value of the security will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country.

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Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Foreign Market Risk.  Foreign securities markets may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity.

•
Geographic Investment Risk.  To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying selling, and holding foreign securities, including brokerage, tax, and custody costs, maybe higher than those involved in domestic transactions.

•
Settlement Risk.  Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

Interest Rate Risk.  An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities. The Fund may use futures and interest rate swaps to manage interest rate risk.
LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to achieve its investment objective or produce the intended results. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Because the Fund invests substantially all of its assets in debt securities, it is subject to risks such as credit risk and interest rate fluctuations.

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The Fund may use forward foreign currency contracts and/or futures contracts to “hedge” or protect its portfolio from adverse movements in foreign currency exposure. The Fund may use interest rate swap agreements and/or interest rate futures to “hedge” exposure to fixed-rate CLOs to a floating interest rate. There is no guarantee that the portfolio managers’ use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual security, or multiple securities, in the portfolio decreases. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a decline in consumer or commercial borrowing, or if the market favors different types of securities than CLOs. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., the COVID‑19 outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID‑19, which may persist for an extended period of time, have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments and the processes and operations of the Fund’s service providers, including the Adviser.
Market Trading Risk.  The Fund is subject to secondary market trading risks. Shares of the Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.
Secondary market trading in the Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
Shares of the Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of the Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.
Buying or selling the Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund’s shares, frequent trading may detract significantly from investment returns. Investment in the Fund’s shares may not be advisable for investors who expect to engage in frequent trading.
Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the

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absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Operational Risk.  An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes to key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Implementation of business continuity plans by the Fund, the Adviser or third-party service providers in response to disruptive events such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Rule 144A Securities Risk.  CLOs are generally not registered for sale to the general public under the Securities Act but may be resold to certain institutional investors. Accordingly, CLOs are treated as 144A securities. Such securities may be determined to be liquid in accordance with the requirements of Rule 22e‑4, under the 1940 Act. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions can be a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause APs and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
The risks are described further in the SAI.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Effective January 3, 2022 the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day‑to‑day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Fund may rely on SEC exemptive and no action relief that permits the Adviser, subject to the approval of the Trustees, to appoint or replace affiliated and unaffiliated subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate such subadvisory agreements without obtaining shareholder approval (a “manager‑of‑managers structure”).
Pursuant to the relief, the Adviser, with the approval of the Trustees, has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination and replacement. The Adviser, subject to the review and oversight of the Trustees, has responsibility to: set the Fund’s overall investment strategy; evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. Subject to review and oversight by the Trustees, under the manager‑of‑managers‑ structure, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among subadvisers and monitor and evaluate the subadvisers’ performance. The relief also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new subadviser pursuant to the manager‑of‑managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
The Trustees and the initial shareholder of the Fund have approved the use of a manager‑of‑managers structure for the Fund.

MANAGEMENT EXPENSES
The Fund uses a unitary fee structure, under which the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.
The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.
The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson AAA CLO ETF	$0 - $1 billion over $1 billion	0.25 0.20
For the fiscal period ended October 31, 2021, the aggregate fee paid to the Adviser, as a percentage of average net assets, was 0.25%. A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 800‑668‑0434. The reports are also available, free of charge, at janushenderson.com/info.

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Expense Limitation
The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per‑fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub‑administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 28, 2023. The Adviser may not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

INVESTMENT PERSONNEL
Janus Henderson AAA CLO ETF

Co‑Portfolio Managers John Kerschner and Nick Childs jointly are responsible for the day‑to‑day management of the Fund, with no limitation on the authority of any co‑portfolio manager in relation to the others.
John Kerschner, CFA, is Co‑Portfolio Manager of the Fund, which he has managed since inception. He joined the Adviser in December 2010. Mr. Kerschner holds a Bachelor of Arts degree (cum laude) in Biology from Yale University and a Master of Business Administration degree from the Fuqua School of Finance at Duke University, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.
Nick Childs, CFA, is Co‑Portfolio Manager of the Fund, which he has managed since inception. He joined the Adviser in 2017. Prior to joining the Adviser, he was a portfolio manager at Proprietary Capital, LLC from 2012 to 2016, where he managed alternative fixed income strategies specializing in mortgage-backed securities, absolute return investing. Mr. Childs holds a Bachelor of Science degree from the University of Denver. Mr. Childs holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.
Conflicts of Interest
The Adviser manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side‑by‑side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side‑by‑side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.
In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.
The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

23½Janus Detroit Street Trust

OTHER INFORMATION

DISTRIBUTION OF THE FUND
Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1‑800‑289‑9999.

24½Janus Detroit Street Trust

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.
Distribution Schedule
Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax‑advantaged accounts or other non‑taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service. (“IRS”).

25½Janus Detroit Street Trust

Taxes on Sales
Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.
Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in‑kind.
For additional information, see the “Taxation” section of the Statement of Additional Information.

26½Janus Detroit Street Trust

SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on NYSE Arca under the trading symbol JAAA. Share prices are reported in dollars and cents per share.
APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES
The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities (including exchange-traded funds) are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non‑significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non‑valued security and a restricted or non‑public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd‑lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd‑lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.
The value of the securities of open‑end mutual funds held by the Fund, if any, will be calculated using the NAV of such open‑end mutual funds, and the prospectuses for such open‑end mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES
Distribution and Shareholder Servicing Plan
The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b‑1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund (“12b‑1 fee”). However, payment of a 12b‑1 fee has not been authorized at this time.

27½Janus Detroit Street Trust

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
The 12b‑1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b‑1 fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY ADVISER OR ITS AFFILIATES
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year‑end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the SAI.
With respect to non‑exchange‑traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.
In addition, the Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

28½Janus Detroit Street Trust

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non‑mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non‑mutual fund investments).
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES
Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.
Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
The Fund’s primary listing exchange is NYSE Arca. The NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A Business Day with respect to the Fund is each day NYSE Arca is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the NYSE Arca or bond markets close earlier than normal (or on days when the bond markets are closed but the NYSE Arca is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in‑kind, the Fund may establish early trade cut‑off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

29½Janus Detroit Street Trust

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Premiums and Discounts
There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year end (or the life of the Fund, if shorter) is available at janushenderson.com/performance by selecting the Fund for additional details.
Bid/Ask Spread
Investors purchasing or selling shares of the Fund in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (the “bid”) and the lowest price a seller is

30½Janus Detroit Street Trust

willing to accept for shares of the Fund (the “ask”). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Historical information regarding the Fund’s spread over various periods of time can be accessed at janushenderson.com/performance by selecting the Fund for additional details.
Investments by Other Investment Companies
The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.
For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Rule 12d1‑4 under the 1940 Act permits registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING
Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors, referred to as Authorized Participants, are authorized to purchase and redeem Fund shares directly with the Fund. Most ETFs typically effect these trades in kind (i.e., for securities and not for cash), and therefore they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. While the Fund typically redeems its shares on an in‑kind basis, the Fund generally issues Creation Units in exchange for cash, thereby potentially subjecting the Fund and its shareholders to those harmful effects. As a result, the Fund requires Authorized Participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

FUND WEBSITE & AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
Each Business Day, the Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee‑based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. The Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N‑PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.
For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS
Statements and Reports
Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

31½Janus Detroit Street Trust

Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

32½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each period ended October 31	2021	2020(1)
Net Asset Value, Beginning of Period	$49.79	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.58	0.02
Net realized and unrealized gain/(loss)	0.69	(0.23)
Total from Investment Operations	1.27	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	—
Total Dividends and Distributions	(0.57)	—

Net Asset Value, End of Period	$50.49	$49.79

Total Return*	2.55%	(0.42)%
Net assets, End of Period (in thousands)	$260,002	$119,486
Average Net Assets for the Period (in thousands)	$146,235	$95,755
Ratios to Average Net Assets**
Ratio of Gross Expenses	0.25%	0.25%
Ratio of Net Investment Income/(Loss)	1.16%	1.29%
Portfolio Turnover Rate(3)	42%	0%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from October 16, 2020 (commencement of operations) through October 31, 2020.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in‑kind processing of creation or redemptions.
(4)	Amount is less than 0.5%

33½Janus Detroit Street Trust

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

DEBT SECURITIES
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Collateralized Loan Obligations (CLOs) are floating- or fixed-rate securities issued in different tranches with varying degrees of risk by a trust or other special purpose vehicle and backed by an underlying portfolio consisting primarily of below investment grade corporate loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).
Covenant Lite Loans are loans which have few or no financial maintenance covenants. Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the underlying loans of a CLO in which the Fund may invest may be issued or offered as “covenant lite” loans. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing the borrowing costs to the borrower, or to take other actions which would improve the position of the lender.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Asset-backed securities are shares in a pool of debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential

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market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce the Fund’s returns.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act, but that may be resold to certain institutional investors.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year. Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

FUTURES AND OTHER DERIVATIVES
Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Cash sweep program is an arrangement in which the Fund’s uninvested cash balance is used to purchase shares of affiliated or non‑affiliated money market funds or unregistered cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of the Fund’s total assets in an industry or group of industries.
Net long is a term used to describe when the Fund’s assets committed to long positions exceed those committed to short positions.

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Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

S&P GLOBAL RATINGS

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to pay principal and interest.

AA	High quality; very strong capacity to pay principal and interest.

A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non‑Investment Grade

BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

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FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non‑Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F‑1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F‑1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F‑1+.

F‑2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F‑1+ and F‑1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality, smallest degree of investment risk.

Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

A	Upper to medium-grade obligations; many favorable investment attributes.

Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non‑Investment Grade

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

C	Lowest rated; extremely poor prospects of ever attaining investment standing.

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Unrated securities will be treated as non‑investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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40½Janus Detroit Street Trust

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 800‑668‑0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.

janushenderson.com/info
151 Detroit Street
Denver, CO 80206-4805
800‑668‑0434

The Trust’s Investment Company Act File No. is 811‑23112.